Exhibit 10.2

AWARD AGREEMENT

(Graybar Long Term Incentive Plan)

THIS AWARD AGREEMENT (this “Award Agreement”) is entered into as of ____________, 20__ (“Award Date”) by and between Graybar Electric Company, Inc. and the undersigned individual (the “Participant”).

RECITALS

A.Graybar Electric Company, Inc. (“Graybar”) has adopted the Graybar Long Term Incentive Plan (the “Plan”), effective as of March 9, 2021.

B.The Board has determined that the Participant will be eligible to participate in the Plan on the terms and conditions set forth in this Award Agreement and the Plan.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the agreements and covenants set forth herein, the parties agree to the terms and conditions set forth below.

ARTICLE I - PLAN

1.1Definitions.  Except as otherwise provided herein, or unless the context otherwise requires, the capitalized terms used in this Award Agreement and not defined herein will have the same meanings as set forth in the Plan.

1.2Incorporation of Plan.  The Plan, a copy of which has been provided to the Participant, is hereby incorporated into this Award Agreement as if fully set forth herein, and the Participant agrees to be bound by all of the terms and provisions contained in the Plan and this Award Agreement.  By the Participant’s signature below, the Participant hereby acknowledges receipt of a copy of the Plan and confirms his or her understanding and acceptance of all of the terms and conditions contained in the Plan and this Award Agreement.

ARTICLE II – AWARD AND TARGETS

2.1Award.  As of the Award Date, the key terms of the award to the Participant under this Award Agreement are set forth on Exhibit A attached hereto and incorporated herein by this reference.

2.2Example.  Exhibit B sets forth an example of the calculation of the Bonus(es) utilizing hypothetical numbers and dollar amounts.

ARTICLE III - MISCELLANEOUS

3.1Headings.  The headings contained in the Award Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge, or describe the scope or intent of the Plan nor in any way will they affect this Award Agreement or the construction of any provision thereof.

3.2Amendments.  Except as otherwise provided in the Plan, this Award Agreement may not be modified or amended unless a written amendment is signed by the parties hereto.

3.3No Rights; Unfunded Obligation.  Should any investment be acquired in connection with the liabilities assumed under the Plan and this Award Agreement, it is expressly understood and agreed that the Participant will not have any right with respect to, or claim against, such assets nor will any such purchase be construed to create a trust of any kind or a fiduciary relationship between or among Graybar, the Company and the Participant or any other person.  Any such assets will be and remain a part of the general, unpledged, unrestricted assets of Graybar and the Company, subject to the claims of its general creditors.  To the extent the Participant acquires a right to receive payment under the Plan and this Award Agreement, such right will be no greater than the right of any unsecured general creditor of Graybar or the Company.

3.4Applicable Law.  To the extent not preempted by federal law, this Award Agreement will be governed by, construed and administered under the laws of the State of Missouri.

3.5Tax Withholding and Reporting.  The Company will deduct, or cause to be deducted, from any distributions hereunder any taxes or other amounts required by law to be withheld therefrom. The Participant acknowledges that the Company’s sole liability regarding taxes is to forward any amounts withheld to the appropriate taxing authorities.

3.6No Guarantee of Employment.  This Award Agreement is not an employment policy or contract.  It does not give the Participant the right to remain an employee of the Company nor does it interfere with any Company right to discharge the Participant.  It also does not require the Participant to remain an employee nor interfere with the Participant’s right to terminate employment at any time.

3.7Restrictive Covenants.  Participant acknowledges and agrees that, by virtue of his or her relationship with the Company, Participant has and will obtain knowledge of the business, operations and activities of the Company and its Affiliates, and has been and will be provided non-public Confidential Information (as defined below) of the Company and its Affiliates that would not have been provided to Participant but for the position of Participant with Company.  Participant agrees and recognizes that the Company and its Affiliates would be irreparably harmed and damaged, if Participant (i) solicits any current or prospective customers or employees of the Company or its Affiliates in violation of the provisions of this Section 3.7, (ii) enters into an activity competing with the Company or its Affiliates, or (iii) makes unauthorized use or disclosure of any of the Confidential Information (as defined below) of the Company or its Affiliates.  Consequently, in order to be eligible to participate in the Plan, which Participant acknowledges that he or she is not eligible to participate in such Plan in the absence of agreeing to the provisions of this Section 3.7,  Participant acknowledges and agrees to the provisions set forth below.

(a)Non-Solicitation.  Participant will not, during his or her employment with the Company and its Affiliates and for the three (3) year period immediately after Participant’s termination of employment with the Company and its Affiliates, directly or indirectly through any other person, corporation, partnership, company, joint venture, or other business entity or trust:

(i)solicit or induce any person or entity that presently is, or has been during Participant’s employment, a customer of the Company or any of its Affiliates or has been involved in communication with Company regarding potentially being a customer of Company or any of its Affiliates, to discontinue or reduce the business relationship and dealings between customer and Company or any of its Affiliates or to become a customer of any other person or entity for products or services the same as, or similar to, those products and services as from time to time are developed, marketed or sold by the Company or any of its Affiliates, or approach any such person or entity for such purpose, or authorize or knowingly approve the taking of such actions by any other person or entity, or assist any other person or entity in taking such action; or

(ii)solicit or induce any person that presently is (or was at any time during the two (2) year period immediately prior to Participant’s termination of employment with the Company for whatever reason) an employee or independent contractor (1099) of the Company or any of its Affiliates to (a) cease their employment or other relationship with Company or any of its Affiliates, or (b) accept employment or a consulting or other relationship with a person or entity other than Company or any of its Affiliates, or (c) approach any such employee or independent contractor of Company or its Affiliates for such purpose, or authorize or knowingly approve the taking of such actions by any other person or entity, or assist any such person or entity in taking such action.

(b)Non-Compete.

(i)During Participant’s employment with the Company and its Affiliates and for the three (3) year period immediately after Participant’s termination of employment with the Company and its Affiliates, Participant will not, directly or indirectly, including without limitation as an officer, director, proprietor, employee, independent contractor, partner, member, shareholder or other holder of equity interests, investor, joint venturer, lender, creditor, guarantor, independent contractor, advisor, agent, sales or marketing representative or other participant, engage in or assist with any activity which is the same as, similar to or competitive with the business, operations or activities of the Company and its Affiliates within the United States (“Restricted Activities”).  Participant agrees that Company and its Affiliates engage in business, and have customers, across the entire United States and further agrees that it is reasonable to have the United States as the geographic limitation for this Award Agreement.

(ii)Notwithstanding the foregoing, (1) Participant may acquire up to one percent of a publicly-traded company engaged in a Restricted Activity, provided that written notice of such acquisition is provided as soon as possible to the Company; and (2) if the Company or any of its Affiliates acquires a new business after Participant’s termination of employment with the Company and its Affiliates that is unrelated to the business, operations or activities of the Company or its Affiliates as of the date of such termination of employment, the term “Restricted Activities” will not include such new business.

(iii)Participant agrees that this Section 3.7 is necessary to protect legitimate interests of the Company and its Affiliates, including but not limited to customer contacts and information developed by the Company and its Affiliates at great cost, confidential and secret information that is not generally known or available to the public, and goodwill and Participant further agrees that the potential restrictions on Participant’s future activities imposed by this Section 3.7(b) are reasonable in both duration and scope.  In the event that any of the provisions of this Section 3.7(b) should ever be deemed to exceed the duration or scope permitted by applicable law, then such provision will be reformed to the maximum time, scope or other limitation, as the case may be, permitted by applicable law, and each party agrees that the restrictions and prohibitions contained herein will be effective to the fullest extent allowed under applicable law in such jurisdiction.  To the extent that Participant fails to comply with the obligations of this Award Agreement, the time limits for the restrictive covenants provided in this

Section 3.7 will commence when Participant is in full compliance with all of the restrictive covenants so that Company may have the full protection intended by this Section 3.7.

(c)Company Information and Property.

(i)For purposes of this Section 3.7, the term “Confidential Information” means  the following: (1) all monthly, quarterly and annual financial statements and operating reports for the Company and its Affiliates; (2) all secret information and information maintained as confidential by the Company and its Affiliates of a technical nature or otherwise related to any products, techniques or research and development of products or techniques, such as, but not limited to, methods, know-how, formulae, compositions, processes, discoveries, machines, equipment, models, prototypes, devices, inventions, computer programs, cost systems, manufacturing methods, processes, or design drawings of the Company or its Affiliates; (3) all proprietary or confidential information of the Company and its Affiliates regarding its or their business, operations or activities, such as, but not limited to, financial documents not described in (1) above, pricing, costs, purchasing, profits, market share, sales, customer lists, supplier lists, prospective customers, prospective suppliers or marketing or other business plans or strategies; and (4) all information maintained by the Company or an Affiliate of the Company as confidential or proprietary, including, without limitation, financial information, personnel information, health care information, and information concerning computer programs and plans for future developments, as well as other trade secrets.  Notwithstanding anything herein to the contrary, the term “Confidential Information” does not include any information which (a) is now or hereafter becomes generally available to the public other than as a result of a disclosure in violation of any obligation of confidentiality owed to the Company or an Affiliate of the Company, (b) was in the possession of Participant on a non-confidential basis prior to its disclosure to Participant by the Company, (c) becomes available to Participant on a non-confidential basis from sources other than the Company, provided such disclosure to Participant is not as a result of a disclosure in violation of any obligation of confidentiality owed to the Company or an Affiliate of the Company, or (d) is required to be disclosed by order of a court or other government body of competent jurisdiction (provided Participant notifies the Company prior to complying with the order and provides the Company with the maximum opportunity possible to seek relief therefrom).

(ii)Participant acknowledges the competitive value, and the confidential, proprietary nature, of all Confidential Information disclosed to Participant.  Further, Participant acknowledges that any disclosure of Confidential Information in violation of the terms hereof would irreparably damage the Company, its Affiliates and their businesses.  Accordingly, Participant agrees, from and after the date hereof, that Participant will not, other than in the proper performance of Participant’s duties in Participant’s capacity as an officer, director or employee of the Company or its Affiliates and for the benefit of Company or its Affiliates, directly or indirectly disclose, or use, any Confidential Information.  Participant further agrees not to use any Confidential Information in any way detrimental to the Company or its Affiliates and to take all reasonable steps to maintain the confidentiality of Confidential Information, including but not limited to keeping Confidential Information in a secure place.  Participant acknowledges and agrees that, as between the Company and Participant, the Company is the exclusive owner of such Confidential Information.

(iii)Notwithstanding any of the foregoing, Participant will have the right to disclose Confidential Information to attorneys and certified public accountants engaged by Participant for the purpose of advising Participant in connection with Participant’s fiduciary responsibilities arising from any position held by Participant in relation to the Company

(collectively, “Advisors”); provided, however, that prior to disclosing any Confidential Information to an Advisor, Participant will make the confidentiality restrictions contained herein known to the Advisor and will obtain from the Advisor a written agreement to abide by said restrictions.  Participant will in all circumstances remain liable to the Company for any Advisor’s violation of the confidentiality restrictions contained herein.

(iv)Participant agrees that, at any time upon the request of Company or upon the termination of Participant 's employment without request by Company, Participant will promptly deliver to the Company all Confidential Information in the possession of Participant in whatever form, including documents and information prepared by Participant related to or arising from Participant’s relationship with and/or duties to Company, and all correspondence, equipment, laptop, tablets, cell phones, credit cards, drawings, blueprints, manuals, letters, notes, notebooks, reports, flow-charts, programs, proposals and other documents of the Company or any of its Affiliates, and including without limiting the foregoing all documents and other information concerning the customers, products and processes of the Company and its Affiliates.

(v)Under the Defend Trade Secrets Act of 2016, no person or employee may be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that is made in confidence to a Federal, State, or local government official or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law.  An individual or employee enjoys the same protections for the disclosure of a trade secret that is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.  An individual or employee who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual or employee and use the trade secret information in the court proceeding, if the individual or employee files any document containing the trade secret under seal; and does not disclose the trade secret, except pursuant to court order.

(d)Work Made For Hire.  Participant agrees to assign, and hereby assigns, to the Company, all rights, title and interests in and to any idea, creation, discovery, work of authorship or invention, including but not limited to any and all patent rights and copyright rights conceived, created, or developed by Participant, whether individually or jointly with other individual(s), during his or her employment with the Company and its Affiliates (an “Innovation”), if that Innovation (a) was made in the scope of Participant’s employment, (b) was made with the use of the time, material, resources or information of the Company or its Affiliates, or (c) related to the business of the Company or any Affiliate of the Company.  Participant agrees to promptly communicate and disclose all Innovations to the Company and to execute and deliver to the Company any instruments deemed necessary by the Company to effect disclosure and assignment thereof to the Company, and to take such actions (including execution of United States and foreign patent applications) reasonably required by the Company to secure, protect, and enforce the Company’s rights, title and interests in and to any Innovations.

(e)Miscellaneous.

(1)Participant acknowledges that the services to be rendered by Participant are of a special, unique and extraordinary character and, in connection with such services; Participant will have access to Confidential Information vital to the Company’s business.  By reason of this, Participant expressly agrees that any breach or threatened breach of any provision of this Section 3.7 by Participant will result in irreparable damage to the Company and its Affiliates and the remedies available at law for a breach or threatened breach would be inadequate.  In recognition thereof, Participant agrees that the Company is entitled to obtain equitable relief from a court of competent jurisdiction in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.  In the event a party brings an action to enforce the provisions of this Award Agreement, the prevailing party as determined by the court will be entitled to recover from the other party all reasonable costs and attorneys’ fees incurred by the prevailing party in such action.

(2)Participant agrees that in an action by the Company to enforce this Section 3.7, the existence of any claims or causes of action of Participant against the Company do not constitute a defense to the enforcement, by the Company, of Participant’s obligations and agreements under this Section 3.7.

(3)Participant agrees that in order for the Company to preserve its rights under this Award Agreement, the Company may advise any third party of the existence of this Award Agreement and of its terms and conditions.  Participant specifically releases and agrees to indemnify and hold the Company harmless from any liability for doing so.

(4)The provisions of this Section 3.7 survive the termination of Participant’s employment for whatever reason or the party electing to terminate.  The provisions of this Section 3.7 are binding on the heirs, executors, administrators and legal representatives of Participant, and will inure to the benefit of the Company, its Affiliates, and all of their successors and assigns.

(5)The Company's failure to exercise any of its rights in the event Participant breaches any provision of this Section 3.7 or the Company's failure to exercise any of its rights under similar contracts with other employees, will not be construed as a waiver of any breach or prevent the Company from later enforcing strict compliance with any and all provisions of this Section 3.7.

3.8Submission to Jurisdiction.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLAN OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF ST. LOUIS COUNTY, STATE OF MISSOURI OR ANY COURT OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF MISSOURI AND, BY THE PARTICIPANT’S EXECUTION OF THE AWARD AGREEMENT, THE PARTICIPANT, GENERALLY AND UNCONDITIONALLY, (1) AGREES TO THE JURISDICTION OF SUCH COURTS, (2) WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH HE OR SHE MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS; AND (3) CONSENTS TO THE SERVICE OF PROCESS OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED

MAIL, POSTAGE PREPAID, AT HIS OR HER ADDRESS ON RECORD WITH A COMPANY, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

3.9Severability.  If any part or provision of this Award Agreement is held unenforceable or in conflict with controlling law, the validity of the remaining parts or provisions of this Award Agreement will be unaffected.

3.10Acknowledgement.  PARTICIPANT HEREBY ACKNOWLEDGES THAT HE OR SHE (a) HAS HAD AN OPPORTUNITY TO REVIEW THIS AWARD AGREEMENT, CONSULT WITH COUNSEL AND ASK THE COMPANY QUESTIONS ABOUT THIS AWARD AGREEMENT AND (b) UNDERSTANDS THE MEANING AND EFFECT OF EACH PROVISION OF THIS AWARD AGREEMENT.

* * * * *

IN WITNESS WHEREOF, each of the parties has caused this Award Agreement to be executed as of the day first above written.

ParticipantGRAYBAR ELECTRIC COMPANY, INC.

By:
Print Name:	Print Name:
Date:	Title:
Date:

EXHIBIT A

KEY TERMS AND PERFORMANCE GOALS

A.1Key Award Terms.  As of the Award Date, some of the key terms of the award to the Participant under this Award Agreement are set forth below.

(a)Performance Period.  The Performance Period is January 1, 2021 through December 31, 2023.

(b)Targets.  The Targets are described below.

(1)There is a Time-Based Target defined below in Section A.2.

(2)There is a  Performance-Based Target defined below in Section A.3(a) as the “Net Sales Target”.

(3)There is a Performance-Based Target defined below in Section A.3(b) as the “EBITDA Growth Target”.

(c)Target Award.  The Target Award for each Target is set forth below.

(1)For the Time-Based Target, the Target Award is $______________ for the Performance Period.

(2)For the Net Sales Target, the Target Award is $______________ for the Performance Period.

(3)For the EBITDA Growth Target, the Target Award is $______________ for the Performance Period.

A.2Time-Based Target, Threshold and Participation Percentage.

(a)Threshold.    For the Time-Based Target, the Threshold is the Participant must remain continuously employed with the Company or any of its Affiliates for the applicable calendar year in the Performance Period.

(b)Time-Based Target and Participation Percentage.  The “Time-Based Target” is for the Participant to remain continuously employed by the Company or any of its Affiliates for each calendar year in the Performance Period, and the Participation Percentage for each calendar year for doing so is 33%.

A.3Performance-Based Targets, Thresholds and Participation Percentages.

(a)Net Sales Target.

(1)Threshold.  For the Net Sales Target, the Threshold is “Net Sales” (as defined in Section A.3(a)(3) below) must exceed $______________.

Page 1 of Exhibit A

(2)Target and Participation Percentages.  The “Net Sales Target” consists of the following financial targets and associated Participation Percentages

Net Sales Target	Participation Percentage
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%

(3)Net Sales  Defined.  For purposes of this Section A.3(a), “Net Sales” means ________________________________________________________________

Page 2 of Exhibit A

____________________________________________________________________________________________________________________; provided, however, that the Board may make such adjustments as it determines appropriate or necessary to account for changes in the accounting rules utilized by the Company.

(b)EBITDA Growth Target.

(1)Threshold.  For the EBITDA Growth Target, the Threshold is “EBITDA Growth” (as defined in Section A.3(b)(3) below) must exceed $______________.

(2)Target and Participation Percentages.    The “EBITDA Growth Target” consists of the following financial targets and associated Participation Percentages:

EBITDA Growth Target	Participation Percentage
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%

Page 3 of Exhibit A

$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%
$_______________ to $_______________	___%

(3)Defined Terms.  For purposes of this Section A.3(b), the quoted terms set forth below have the meanings ascribed to them below.

(A)“EBITDA” means, for each fiscal year in the Performance Period, _______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________, all as determined by the Board in good faith and calculated in accordance with generally accepted accounting principles and as reflected on the Graybar’s financial statements for the Performance Period for which the determination is being made; provided, however, that the Board may make such adjustments as it determines appropriate or necessary to account for changes in the accounting rules utilized by Graybar.

(B)“EBITDA Growth” means the sum of EBITDA for the fiscal years of Graybar in the Performance Period.

Page 4 of Exhibit A

EXHIBIT B

EXAMPLES OF BONUS CALCULATIONS

The following are hypothetical examples of how a Participant’s Bonus is calculated.

Page 1 of Exhibit B